Tuttle Capital Shareholders First Index ETF (ESGX)

A series of

ETF Opportunities Trust

Supplement dated February 24, 2025

to the Prospectus and Statement of Additional Information

dated August 9, 2024

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

Termination and Liquidation of the Tuttle Capital Shareholders First Index ETF

On February 21, 2025, the Board of Trustees of ETF Opportunities Trust approved a Plan of Liquidation (the “Plan”) for the Tuttle Capital Shareholders First Index ETF (the “Fund”). The Fund commenced operations on September 10, 2024. Tuttle Capital Management, LLC (the “Adviser”), the Fund’s investment advisor, recommended that the Board approve the Plan due to the Fund’s limited prospect for meaningful future asset growth, the ongoing operational costs associated with managing the Fund and the Adviser’s desire to no longer subsidize expenses. As a result, the Board of Trustees concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about March 17, 2025 (the “Liquidation Date”).

Effective as of the close of regular trading on March 12, 2025, the Fund is closed to new and subsequent investments and the Fund will de-list with its listing exchange. During the time between market close on March 12, 2025, and the Liquidation Date, the Fund’s shares will not be traded on Cboe BZX Exchange, Inc. and there can be no assurance that there will be a market for the sale of the Fund’s shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the sale of Fund shares and its termination and liquidation.

As shareholders redeem shares of the Fund, the Fund may not be able to achieve its investment objective and other investment policies. Accordingly, the Fund may increase its cash holdings and will deviate from its investment objective and other investment policies during the period between March 12, 2025, and the Liquidation Date. The liquidation of the Fund’s portfolio may result in brokerage and transaction costs, which will be borne by the Fund and its shareholders. In addition, the Fund will bear other expenses incurred in connection with carrying out the liquidation as these expenses have been deemed extraordinary expense items.

For more information regarding this supplement please call 1-833-759-6110.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.